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                                  EXHIBIT 10.49

                                LOCK UP AGREEMENT

To: JAG Media Holdings, Inc.
Attention: Thomas J. Mazzarisi
6865 SW 18th Street, Suite B13
Boca Raton, FL 33433

Undertaking Concerning the Prohibition on Disposal

The undersigned, Video Codec Consultants Limited (formerly TComm Limited), a company incorporated under the laws of England and Wales with registered number 4840591 is a stockholder of JAG Media Holdings, Inc., a Nevada corporation ("JAG") and holds 250,000 shares of common stock, par value US$ 0.00001 (the "SECURITIES").

         The undersigned hereby undertakes toward JAG irrevocably and subject to the applicable provisions of Nevada law, that within a period of twelve months from the date hereof, the undersigned will not offer or sell or otherwise dispose of any of its Securities directly or indirectly, neither on an exchange nor in an off-exchange transaction, or announce such action, or take any other action that is economically equivalent to a sale unless the undersigned is voluntarily wound up or stuck off in which case it may transfer the Securities to Stewart McLean, provided that he enters into a lock up agreement on substantially similar terms for the remainder of the 12 month restricted period.

         The undersigned agrees that JAG may furnish any regulatory body or recognised stock exchange with information about the Securities held by the undersigned and that it may provide a copy of this written undertaking to any such body or exchange.

         In the event of a breach of the prohibition on disposal, the undersigned waives any claim against JAG concerning the execution of the transaction and delivery. The undersigned is aware that delivery may be denied in the event of a breach of the prohibition on disposal and that the undersigned may thus become liable for damages toward the purchaser.

         The undersigned expressly states that the undersigned agrees with the provisions contained herein.

         This undertaking is governed by and shall be construed in accordance with the laws of the State of Nevada.

         Dated: November 24, 2004


Print name of stockholder:            Video Codec Consultants Limited (formerly
                                      TComm Limited)

Signature of the duly authorised representative of Video Codec Consultants Limited (formerly TComm Limited):

By: /s/ Stewart McLean
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